UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

PIKE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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On December 9, 2014, Pike Corporation issued the following press release:

Leading Proxy Advisory Firm ISS Recommends Pike Shareholders Vote “FOR”

Proposed Sale Transaction at $12.00 per Share in Cash

MOUNT AIRY, N.C., Dec. 9, 2014 (GLOBE NEWSWIRE) - Pike Corporation (NYSE: PIKE) today announced that Institutional Shareholder Services (“ISS”), a leading independent proxy voting and corporate governance advisory firm, has recommended that the Company’s shareholders vote “FOR” the proposed sale transaction for $12.00 per share in cash.

ISS summarized its recommendation as follows:

“A vote FOR this transaction is warranted in light of the compelling valuation and the reasonable sales process, which provided meaningful safeguards for the interests of unaffiliated shareholders.”*

The special meeting is scheduled be held at 9:00 a.m., Eastern Time, on Thursday, December 18, 2014, at the Company’s principal executive offices located at 100 Pike Way, Mount Airy, North Carolina 27030. The Company’s shareholders of record as of the close of business on October 31, 2014, will be entitled to notice of, and to vote at, the special meeting.

YOUR VOTE IS IMPORTANT – PLEASE VOTE FOR THE PROPOSED SALE TRANSACTION

Regardless of the number of shares you own, your vote is important. The affirmative vote (in person or by proxy) of the holders of a majority of the Company’s outstanding shares of common stock entitled to vote on the matter is required to approve the proposal to approve the merger agreement. Failing to vote your shares will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement. Shareholders who have any questions or need assistance voting their shares should contact the Company’s proxy solicitor, Georgeson Inc., toll free at (888) 605-8334.

Please take a moment to vote “FOR” the proposal to approve the merger agreement today—by telephone, via the Internet or by completing, signing, dating and returning the form of proxy card mailed to the Company’s shareholders with the definitive proxy statement on or about November 18, 2014.

*	Permission to use quotation from the ISS report was neither sought nor obtained.

About Pike Corporation

Pike Corporation is one of the nation’s largest specialty construction and engineering firms serving over 300 investor-owned, municipal and cooperative utilities in the United States. Our comprehensive services include facilities planning and siting, permitting, engineering, design, installation, maintenance and repair of electric and communication infrastructure. Our common stock is traded on the New York Stock Exchange under the symbol PIKE. For more information, visit us online at www.pike.com.

Investor Relations Contact:

Frank Milano

(336) 719-4622

IR@pike.com

Additional Information and Where to Find It

This filing may be deemed to be solicitation material in respect of the proposed merger. In connection with the proposed merger, the Company filed with the SEC the definitive proxy statement, including a form of proxy card, on November 18, 2014. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

The definitive proxy statement and a form of proxy card were mailed to the Company’s shareholders on or about November 18, 2014. Investors will be able to obtain a free copy of the definitive proxy statement and other relevant documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the definitive proxy statement and other relevant documents from the Company’s website at http://www.pike.com or by directing a request to: Pike Corporation, 100 Pike Way, PO Box 868, Mount Airy, North Carolina 27030, Attn: Investor Relations, (336) 719-4622.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees of the Company may be deemed to be “participants” in the solicitation of proxies from the shareholders of the Company in connection with the proposed merger. Information regarding the interests of the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the proposed merger, which may be different than those of the Company’s shareholders generally, are set forth in the definitive proxy statement and the other relevant documents filed with the SEC. Shareholders can find information about the Company and its directors and executive officers and their ownership of the Company’s common stock in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014, which was filed with the SEC on September 12, 2014, and in Forms 4 of directors and executive officers filed with the SEC subsequent to that date.

Forward-Looking Statements

Any statements in this filing about prospective performance and plans for the Company, the expected timing of the completion of the proposed merger and the ability to complete the proposed merger, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause the Company’s actual results to differ materially from the results the Company anticipates include, but are not limited to: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (ii) the inability to complete or a delay in completing the proposed merger due to the failure to obtain, on a timely basis or otherwise, the required shareholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (iii) the failure of Parent to obtain the necessary financing arrangements as set forth in the debt and equity commitment letters delivered pursuant to the merger agreement, or the failure of the proposed merger to close for any other reason; (iv) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; (v) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that have been or may be instituted against the Company and others relating to the merger agreement; (vi) the risk that the pendency of the proposed merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the proposed merger; (vii) the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally; and (viii) the amount of the costs, fees, expenses and charges related to the proposed merger. Consider these factors carefully in evaluating the forward-looking statements. Additional factors that may cause actual results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10–K for the fiscal year ended June 30, 2014, which was filed with the SEC on September 12, 2014, under the heading “Item 1A. Risk Factors,” and in subsequently filed Forms 10-Q and 8-K. The forward-looking statements represent the Company’s views as of the date on which such statements were made and, except to the extent required by applicable law or regulation, the Company undertakes no obligation to publicly update such forward-looking statements.